                                                                   EXHIBIT 10.14


                 MARKETING AND APPLICATION PROCESSING AGREEMENT


      This MARKETING AND APPLICATION PROCESSING AGREEMENT ("Agreement"), dated as of February 1, 1997, between General Electric Capital Auto Financial Services, Inc. ("GECAFS"), a Delaware corporation with its principal place of business at 600 Hart Road, Barrington, Illinois, and Auto-By-Tel Acceptance Corporation ("ABTAC") and Auto-By-Tel Corporation ("ABT") (as guarantor of the obligations of ABTAC under this Agreement, in such capacity, the "Guarantor"), each a Delaware corporation with its principal place of business at 18872 MacArthur Boulevard, Suite 200, Irvine, California 92612.

                                   WITNESSETH:

      WHEREAS, ABTAC is in the business of, among other things marketing financial services to persons interested in arranging financing for the lease of new and used motor vehicles ("Vehicles") who visit the ABT Internet website ("Customers") and GECAFS and its affiliates are in the business of purchasing leases of Vehicles from authorized dealers in the business of leasing such goods; and

      WHEREAS, ABTAC desires to promote the services of GECAFS to certain such Customers in exchange for a marketing fee, and GECAFS desires to purchase leases and is willing to pay such fees, in connection with new lease accounts opened as a result of ABTAC's marketing;

      NOW, THEREFORE, in consideration of the foregoing premises, and for other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound, ABTAC and GECAFS agree as follows:

                          SECTION 1. FINANCING PROGRAM

      (A) ABTAC will cause to be included on the ABT Website, along with specific identification of GECAFS as a participating lender in form and content reasonably satisfactory to GECAFS, either an application in a form reasonably satisfactory to GECAFS, substantially as set forth on Exhibit A hereto, or a non-specific credit application soliciting information requested by GECAFS. (Each such completed application is referred to herein as a "GECAFS Application" and each Customer who completes a GECAFS Application is referred to herein as an "Applicant.") GECAFS may, from time to time, request changes in the information solicited by such application and ABTAC will use its best efforts to accommodate such requests. GECAFS will be under no obligation hereunder with respect to any GECAFS Application which does not solicit the information requested by GECAFS.

      (B) GECAFS will offer to enter into a contract purchase agreement ("Closing Agreement") with each seller of Vehicles in the continental United States (excluding Alaska and Hawaii) and the District of Columbia ("United States") who has executed an on-line purchase request referral agreement with ABT and who otherwise meets GECAFS's standards for such relationships ("Dealer(s)"). ABTAC will assist GECAFS in securing signed Closing Agreements with Dealers and will provide GECAFS with the address of each Dealer to facilitate this process. The Closing Agreement will contain customary terms no less favorable to the Dealers than GECAFS's customary agreements in use with its other leasing programs and will govern the terms upon which the Dealer and GECAFS will close the Vehicle leasing transactions the subject of this Agreement (Contracts"). ABTAC agrees, subject to its reasonable business judgment and available resources, to promote its leasing programs to Dealers and to support, assist and cooperate with GECAFS in the marketing of this program, and its proper execution, to Dealers. Upon execution of a Closing Agreement, GECAFS will assign such Dealer an identifying number (the "Dealer ID") and inform ABTAC of such number. GECAFS will be responsible for informing Dealers of the nature of its leasing programs. ABTAC will be responsible for informing Dealers of the nature of its services and the differences, if any, between the programs described by GECAFS and the ABTAC programs.

        (C) ABTAC will not be a party to, will have no obligations with respect to and will be held harmless by GECAFS with respect to any act or omission by GECAFS which gives rise to any losses or liabilities arising from or in connection with the Closing Agreements. If for any reason the Closing Agreement between a Dealer and GECAFS is terminated, then GECAFS will be under no obligation to approve any application received from customers of such Dealer.

        (D) GECAFS agrees to provide each Applicant lease rates and terms not less favorable to Applicants than those offered by GECAFS to similar customers in its customary lease programs unless ABTAC requests, and GECAFS agrees to offer, less favorable terms. The standard money factor used to derive a monthly payment for any Contract will be the rate factor announced by GECAFS from time to time in its sole discretion as the minimum rate factor acceptable to GECAFS. Upon ten business days' prior written notice, ABTAC may request that GECAFS increase such rate factor, for such Contracts purchased by GECAFS and for such period as ABTAC may specify, by an amount which will result in a remittance to ABTAC, in accordance with Section 6 hereof, of a certain sum requested by ABTAC, not to exceed $100 unless otherwise agreed, for each applicable Contract purchased by GECAFS during such period.

        (E) Each GECAFS Application received by ABTAC with respect to which GECAFS is competitive will be forwarded to GECAFS for review until such time as the volume targets set forth in Section 1(F) are achieved. As used herein, "competitive" will mean cases in which the Applicant's monthly Contract payment under the standard GECAFS program applicable to such Contracts would be not more than $10 greater than the lowest monthly Contract payment otherwise available to the Applicant, all other Contract terms being equal, from any other source of financing with whom ABTAC is then doing business under the same or similar terms as ABTAC's agreement with GECAFS. "Competitiveness" will be determined as accurately as possible in good faith with reference to available data. GECAFS and ABTAC each reserves the right to audit the process by which "competitiveness" is determined. If GECAFS declines to proceed with the transaction as described, GECAFS will return such GECAFS Application to ABTAC for additional information or forwarding to another financing source, as the case may be. If ABTAC requests, GECAFS will cooperate with ABTAC in developing a screening methodology based upon GECAFS's underwriting criteria then in effect which would enable ABTAC to forward to GECAFS only those GECAFS Applications meeting an agreed-upon subset of credit criteria and to forward the remaining applications to other financing sources. Such responsibilities are illustrated by the Process Map attached hereto as Exhibit B, as may be modified from time to time. GECAFS and ABTAC have agreed upon the responsibilities of each in developing the tools necessary to implement this Process Map and this Agreement.

        (F) The terms of this Agreement are based in part upon the expectation by GECAFS of monthly Contract volume targets of 1000, 1250 and 1500, respectively, during the first three years of this Agreement and upon the expectation of ABTAC of providing such volume. The standard for "competitiveness" set forth above and volume targets will be subject to review after six months, and periodically thereafter, based upon the extent to which those expectations are being realized.

          SECTION 2. RECEIPT AND TRANSMISSION OF APPLICANT INFORMATION

        (A) Subject to the provisions of Section 1, ABTAC will transmit each completed GECAFS Application to GECAFS by telephone, telefax, e-mail, or other electronic or agreed-upon means. Also subject to the provisions of Section 1, ABTAC is under no obligation to screen or review any GECAFS Application before transmission to GECAFS; provided, however, that ABTAC agrees not to transmit incomplete Applications or Applicant information that ABTAC actually knows to be false or misleading in any material respect.

        (B) ABTAC also agrees to subject Applicant information to the security and confidentiality procedures consistent with its corporate policies in effect from time to time. ABTAC will not use any such information in any manner which violates applicable law in effect from time to time and will keep communications from GECAFS to Applicants or Dealers confidential.

        (C) GECAFS acknowledges and agrees that ABTAC has no liability, duty or obligation with respect to the processing, underwriting, funding, or closing of any lease. Except as set forth herein, ABTAC will have no responsibility for, and makes no representation or warranty in connection with, the truth or accuracy of the information provided by or on behalf of any Applicant or in the GECAFS Application or regarding the eligibility of the Applicant for a lease.

        (D) ABTAC will not make, and will use its best efforts to keep any of its employees or agents from making, any oral or written statement to Applicants or Dealers that would discourage, on a basis prohibited by law, an Applicant from making or pursuing any transaction contemplated by this Agreement.

                             SECTION 3. UNDERWRITING

        (A) Upon receipt, GECAFS will review each GECAFS Application in accordance with its underwriting criteria and applicable law. GECAFS will approve all GECAFS Applications meeting the underwriting criteria unless, in accordance with its usual practice of applying GECAFS's underwriting policies, the Applicant is otherwise not creditworthy. ABTAC acknowledges that GECAFS has sole discretion in determining whether or not to approve a GECAFS Application, which discretion GECAFS agrees to exercise in a manner consistent with its customary underwriting procedures in effect from time to time.

        (B) The goal of GECAFS will be to complete its review within four hours after electronic receipt of a GECAFS Application but, absent unusual circumstances, such review will be completed not later than the following business day.

        (C) GECAFS reserves the sole right and power to change the underwriting criteria in accordance with GECAFS's normal business practices and subject to applicable law, and further to suspend, restrict or modify the purchase of leases in any portion of the United States for regulatory reasons. GECAFS will provide ABTAC with advance written notice, given as early as practicable, of any actions it plans to implement under this Section. Any such actions will be taken in good faith.

                  SECTION 4. COMMUNICATION OF CREDIT DECISIONS

        At the completion of underwriting as set forth in Section 3(B) of this Agreement, GECAFS will notify ABTAC of GECAFS's credit decision. ABTAC will notify the Dealer and the Applicant on behalf of GECAFS, in the case of approval, and the Applicant in the case of disapproval. If GECAFS declines a request for credit, GECAFS will send to the Applicant any and all notices required, but only those required, pursuant to federal or applicable state law or regulation including, but not limited to, those required under the federal Equal Credit Opportunity Act and Federal Reserve Regulation B.

                         SECTION 5. CLOSING AND FUNDING

        After the notification to the Dealer and Applicant, ABTAC will have no responsibility under this Agreement to any of the Dealer (except as set forth in Section l(B)), the Applicant or GECAFS. GECAFS will use its best efforts to close all approved Contracts and will, absent unusual circumstances, remit the proceeds of each Contract to the related Dealer within two business days following compliance with all requirements for submission of Contracts under the terms of the applicable Closing Agreement. Contracts submitted incorrectly with respect to the parameters of the ABTAC program will not be accepted by GECAFS but will be corrected by agreement with the Dealer or returned to the Dealer for correction and resubmission provided, however, that GECAFS may afford the Dealer the benefit of any GECAFS program available to its dealers from time to time the effect of which does not adversely affect the applicant's rate. GECAFS will advise ABTAC of the existence and provisions of such programs. ABTAC will assist GECAFS in encouraging Dealers to resubmit such corrected Contracts to GECAFS for approval and not to other lenders.

                             SECTION 6. COMPENSATION

      During the term of this Agreement, GECAFS will pay to ABTAC a marketing fee of $100 for each Contract that is funded under the terms of this Agreement. GECAFS will use its best efforts to effect such payment, and any amount payable pursuant to Section 1.D. hereof, weekly for Contracts funded in the prior period but in no event will compensation for any Contract be paid more than 30 days after funding. ABTAC will be responsible for compensating the associated Dealer in accordance with its on-line purchase referral agreement with such Dealer.

                               SECTION 7. REPORTS

        (A) On or before the 10th day of each month, GECAFS will transmit electronically to ABTAC a report, sorted by Dealer ID and identifying the name of each Applicant, outlining for the preceding month: (1) the number of GECAFS Applications received from ABTAC, (2) the number of GECAFS Applications that were approved and funded, (3) the number of GECAFS Applications pending at month-end and (4) the number and aggregate outstanding balance of Contracts funded during the effectiveness of this Agreement. GECAFS will include with such report a report indicating any Dealers which executed a Closing Agreement and any Closing Agreements which terminated during the preceding month.

        (B) On the effective date of this Agreement, ABTAC will advise GECAFS in writing of all sources of financing with whom ABTAC is doing business in the same or similar fashion as GECAFS. On or before the 10th day of each month, ABTAC will advise GECAFS in writing of any additions or deletions to such list. In addition, on or before the 10th day of each month, ABTAC will transmit electronically to GECAFS a report outlining for the preceding month: (1) total "purchase requests," (2) total "hits" on the "lease screen," (3) total lease applications submitted to ABTAC, and (4) total Applications. ABTAC will include with such report a report indicating any Dealers which executed an on-line purchase request referral agreement and any such agreements which terminated during the preceding month.

        (C) GECAFS and ABTAC will meet periodically, upon reasonable request, to review all aspects of the program. GECAFS agrees to discuss with ABTAC, not less than quarterly, at least the following aggregate portfolio performance information for the ABTAC leases: (1) the number and aggregate outstanding balance of Contracts funded during the effectiveness of this Agreement, (2) Contracts in a current status, (3) Contracts more than 30 but less than 60 days delinquent, (4) Contracts more than 60 but less than 90 days delinquent, (5) Contracts more than 90 days delinquent, and (6) repossessions and repossession ratio. ABTAC will keep such information strictly confidential and will hold GECAFS harmless for any inaccuracy in such data. GECAFS will also discuss, in accordance herewith, any other aggregate portfolio performance information for the ABTAC leases which it makes available to any unaffiliated third party.

                SECTION 8. STANDARDS FOR TRANSMITTING INFORMATION

        GECAFS will either provide or make available to ABTAC its unique code sets and edit procedures on a periodic basis as deemed necessary by GECAFS to permit performance hereunder. ABTAC will transmit all Applications and other information to GECAFS in the pre-defined format utilizing such GECAFS code sets and in accordance with such parameters, all as set forth in Exhibit C attached hereto and as may be amended from time to time.

                              SECTION 9. GUARANTEE

        Guarantor hereby unconditionally and irrevocably guarantees to GECAFS, its successors, endorsees and assigns, the performance when due of all present and future obligations and liabilities of all kinds of ABTAC arising out of or in connection with the Agreement, whether due or to become due, secured or unsecured, absolute or contingent, joint or several ("Obligations"). The Guarantor agrees that GECAFS and ABTAC may mutually agree to modify the Obligations or any agreement between GECAFS and ABTAC without in any way impairing or affecting this Guarantee.

                   SECTION 10. REPRESENTATIONS AND WARRANTIES

        (A) Representations and Warranties of ABTAC. ABTAC hereby makes the following representations and warranties to GECAFS:

               (1) ABTAC has been duly organized and is validly existing as a corporation under the laws of the state of Delaware and is duly licensed where required or is otherwise qualified in each state in which it transacts business and is not in default of such state's applicable laws, rules and regulations, except where the failure to so qualify or such default would not have a material adverse effect on its ability to conduct its business or to perform its obligations under the Agreement.

               (2) ABTAC has the requisite power and authority and legal right to execute and deliver the Agreement, engage in the transactions contemplated by the Agreement, and perform and observe those terms and conditions of the Agreement to be performed or observed by it hereunder. The person signing the Agreement, and any document executed pursuant to it, on behalf of ABTAC has full power and authority to bind ABTAC. The execution, delivery and performance of the Agreement, and the performance by ABTAC of all transactions contemplated therein, have been duly authorized by all necessary and appropriate corporate action on the part of ABTAC.

               (3) The Agreement has been duly authorized and executed by ABTAC and is valid, binding and enforceable against ABTAC in accordance with its terms, except that such enforcement may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws (whether statutory, regulatory or decisional) now or hereafter in effect relating to creditors' rights generally, and the execution, delivery and performance by ABTAC of the Agreement do not conflict with any term or provision of (a) its certificate of incorporation or bylaws, (b) any law, rule, regulation, order, judgment, writ, injunction or decree applicable to ABTAC of any court, regulatory body, administrative agency or governmental body having jurisdiction over ABTAC or (3) any agreement to which ABTAC is, a party or by which its property is bound.

               (4) No consent, approval, authorization or order of, registration or filing with, or notice to any governmental authority or court is required under applicable law in connection with the execution, delivery and performance by ABTAC of the Agreement.

               (5) There is no action, proceeding or investigation pending or, to the best knowledge of ABTAC, threatened against it before any court, administrative agency or other tribunal (a) asserting the invalidity of the Agreement, (b) seeking to prevent the consummation of any of the transactions contemplated by the Agreement, or (3) which could reasonably be expected to materially and adversely affect its performance of its respective obligations under, or the validity or enforceability of, the Agreement.

               (6) All regulatory approvals, authorizations, licenses, permits and other permissions, consents and authorities whatsoever needed to operate the ABT Website and perform this Agreement have been received.

               (7) ABTAC warrants that it has the legal and valid right to use any registered or unregistered trademark, tradename, service mark, logo, emblem or other proprietary designation, or any variations, derivatives and modifications thereof, used by it in the materials provided to GECAFS or used by ABTAC in connection with the Agreement.

        (B) Representations and Warranties of GECAFS. GECAFS hereby makes the following representations and warranties to ABTAC:

               (1) GECAFS has been duly organized and is validly existing as a corporation under the laws of the state of Delaware and is duly licensed where required or is otherwise qualified in each state in which it transacts business and is not in default of such state's applicable laws, rules and regulations, except where the failure to so qualify or such default would not have a material adverse effect on its ability to conduct its business or to perform its obligations under the Agreement.

               (2) GECAFS has the requisite power and authority and legal right to execute and deliver, engage in the transactions contemplated by, and perform and observe the terms and conditions of, the Agreement. The person or persons signatory to the Agreement and any document executed pursuant to it on behalf of GECAFS have full power and authority to bind GECAFS. The execution, delivery and performance of the Agreement, and the performance by GECAFS of all transactions contemplated therein, have been duly authorized by all necessary and appropriate and corporate action on the part of GECAFS.

               (3) The Agreement has been duly authorized and executed by GECAFS and is valid, binding and enforceable against GECAFS in accordance with its terms, except that such enforcement may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws (whether statutory, regulatory or decisional) now or hereafter in effect relating to creditors' rights generally, and the execution, delivery and performance by GECAFS of the Agreement do not conflict with any term or provision of (a) its certificate of incorporation or bylaws, (b) any law, rule, regulation, order, judgment, writ, injunction or decree applicable to GECAFS of any court, regulatory body, administrative agency or governmental body having jurisdiction over GECAFS or
(3) any agreement to which GECAFS is a party or by which its properly is bound.

               (4) No consent, approval, authorization or order of, registration or filing with, or notice to any governmental authority or court is required under applicable law in connection with the execution, delivery and performance by GECAFS of the Agreement.

               (5) There is no action, proceeding or investigation pending or, to the best knowledge of GECAFS, threatened against it before any court, administrative agency or other tribunal (a) asserting the invalidity of the Agreement, (b) seeking to prevent the consummation of any of the transactions contemplated by the Agreement, or (3) which could reasonably be expected to materially and adversely affect the performance by GECAFS of its obligations under, or the validity or enforceability of, the Agreement.

               (6) GECAFS warrants that it has all regulatory approvals, authorizations, licenses, permits and other permissions , consents and authorities whatsoever, as needed (a) to offer and enter into the financing arrangements with Customers contemplated by the Agreement in each jurisdiction in the United States and to otherwise perform its obligations under the Agreement, and (b) to use any materials developed, provided or used by GECAFS in connection with the Agreement.

               (7) GECAFS warrants that it has the legal and valid right to use any registered or unregistered trademark, tradename, service mark, logo, emblem or other proprietary designation, or any variations, derivatives and modifications thereof, used by it in any materials provided to ABTAC or used by GECAFS in connection with the Agreement.

                           SECTION 11. INDEMNIFICATION

        (A) ABTAC will defend, indemnify and hold harmless GECAFS and its affiliates and all of its and their officers, directors, owners, agents, attorneys, and employees, from and against any and all loss, liability, claims, damage, cost or expense (including attorney's fees and costs) by third parties arising out of any gross negligence or intentional misconduct of ABTAC in connection with ABTAC's performance of its obligations under this Agreement or relating to any breach or alleged breach of a third-party's proprietary rights in connection with any intellectual property (except if provided by GECAFS), used by ABTAC in performance of its obligations under this Agreement.

        (B) GECAFS will defend, indemnify and hold harmless ABTAC and its affiliates and all of its and their officers, directors, owners, agents, attorneys, and employees, from and against any and all loss, liability, claims, damage, cost or expense (including attorney's fees and costs) by third parties arising out of any gross negligence or intentional misconduct of GECAFS in connection with GECAFS's performance of its obligations under this Agreement or relating to any claim regarding GECAFS's conduct with respect to any financing transaction or proposed financing transaction (including Customer claims) in connection with this Agreement and any breach or alleged breach of any law by GECAFS relating to consumer financing (unless caused solely by ABTAC) in connection with this Agreement and the transactions contemplated thereby.

        (C) The indemnified party must give the indemnifying party prompt notice of any claims covered by the indemnity of this Agreement. Each party will promptly notify the others of any legal or regulatory proceeding or threat of legal or regulatory proceeding with respect to any matters which are the subject of this Agreement; provided, however, that the failure to notify will not afford relief hereunder except to the extent that it results in prejudice.

                        SECTION 12. TERM AND TERMINATION

        (A) This Agreement will remain in effect for a period of 3 years from the date hereof unless terminated by either party upon 6 months' prior written notice. This Agreement will also terminate if, required by governmental authority or court of law, but only insofar as this Agreement applies to such jurisdiction affected. In consideration of the significant investment made by GECAFS in the implementation of this Agreement, a termination fee in the amount of fifty thousand dollars ($50,000) will be due and payable from ABTAC to GECAFS in the event that ABTAC terminates this Agreement prior to the first anniversary hereof, except for cause as set forth below. Notwithstanding the foregoing, such termination fee will be reduced by $2,000 for each full calendar month during which the volume targets set forth in Section 1(F) are met and, provided further, that no termination penalty will be incurred in the event that the parties cannot agree in good faith upon the continued validity of the "competitiveness" standard after six months as set forth in Section l(E).

        (B) If any party will be in breach of any material obligation under this Agreement and such breach will remain uncured for a period of 30 days after written notice thereof from the other party (or, if such breach is curable and requires more than 30 days to cure, if such cure is not commenced within 30 days and thereafter diligently prosecuted), then the other party may, by written notice sent, terminate this Agreement 30 days after delivery of such notice. Non-payment of amounts due under this Agreement will be deemed to be a breach of a material obligation hereunder, but institution of suit for payment of amounts due under this Agreement will not be deemed to be an automatic termination hereunder.

        (C) At any party's option, and upon written notice of exercise of the option, this Agreement will terminate upon the voluntary or involuntary bankruptcy or insolvency of a party, the voluntary or involuntary dissolution or liquidation of a party, the admission in writing by a party of its inability to pay its debts as they mature, or the assignment by a party for the benefit of creditors.

                               SECTION 13. NOTICES

        All notices or transmissions pursuant to this Agreement, unless otherwise specified, will be by facsimile transmission, by personal delivery, or by registered or certified mail, return receipt requested, to the addresses of the parties set forth in the Preamble to this Agreement or such other address as any party listed below will specify in writing to the others.

                 SECTION 14. PROVISIONS OF GENERAL APPLICABILITY

        (A) Entire Agreement. The Agreement and the exhibits thereto constitute the entire agreement of the parties, and may be amended from time to time only upon the execution of a written amendment by the parties.

        (B) Confidentiality. Both ABTAC and GECAFS have made and will continue throughout the term of the Agreement to make available to the other party confidential and proprietary materials and information ("Proprietary Information"). Prospectively, each party will advise the other of material and information that is confidential and/or proprietary. Proprietary Information does not include material or information that: (1) are already, or otherwise become, generally known by third parties as a result of no act or omission of the receiving party; (2) subsequent to disclosure hereunder are lawfully received from a third party having the right to disseminate the information and without restriction on disclosure; (3) are generally furnished to others by the disclosing party without restriction on disclosure; (4) were already known by the receiving party prior to receiving them from the disclosing party and were not received from a third party in breach of that third party's obligations or confidentiality; or (5) ideas, concepts, expressions, know-how, skills and experience possessed by either party prior to its association with the other party or developed by either party during its association with the other party without regard to Proprietary Information.

        Each party will maintain the confidentiality of the other's Proprietary Information and will not disclose such Proprietary Information without the written consent of the other party unless legally required by law, rule, regulation or court order of any applicable jurisdiction; in which case, each party will, before disclosing the Information, (unless prior notice is prohibited), promptly notify the other of the compelled disclosure. If a protective order or other appropriate relief from compelled disclosure is not obtained before disclosure is due, or if compliance with the provisions of this section is waived, only that portion of the Information will be furnished which counsel advises is legally required. Each party will also keep confidential the terms of the Agreement. The confidentiality provisions of the Agreement will survive the termination of the Agreement.

        (C) Limitation of Liability. In no event will either party be liable to the other party for any incidental, special, exemplary or consequential damages, even if advised of the possibility of such damages.

        (D) Appointment or Assignment. ABTAC and GECAFS will have the right to appoint an affiliate to provide any services to be provided hereunder or to assign the Agreement to any affiliate at no charge or penalty; provided, however, that such appointee will agree to be governed by the provisions hereof with respect to the provision of such services and such assignee assumes the obligations of its assignor.

        (E) Waiver. Neither party will be deemed to be in default of any provision of the Agreement or be liable to the other party or to any third party for any delay, error, failure in performance or interruption of performance resulting directly or indirectly from causes beyond that party's reasonable control. The period of performance will be extended to such extent as may be appropriate after the cause of the delay has been removed. If any excusable delay or failure to perform by a party exceeds 30 days, the other party will have the right to terminate the Agreement without liability.

        (F) Severability. If any provision of the Agreement is declared or found to be illegal, unenforceable or void, then both parties will be relieved of all obligations arising under such provision, but only to the extent that such provision is illegal, unenforceable or void; it being the intent and agreement of the parties that the Agreement will be deemed amended by modifying such provision to the extent necessary to make it legal and enforceable while preserving its intent or, if that is not possible, by substituting therefore another provision that is legal and enforceable and achieves the same objective. Each party agrees that it will perform its obligations hereunder in accordance with all applicable laws, rules and regulations now or hereafter in effect.

        (G) Arbitration. Any controversy or claim arising out of or relating to the Agreement, or the breach of the same, will be settled through consultation and negotiation in good faith and a spirit of mutual cooperation. However, if those attempts fail, the parties agree that any misunderstandings or disputes arising from the Agreement will be decided by arbitration which will be conducted, upon request by either party, in Orange County, California, before three (3) arbitrators (unless both parties agree on one (1) arbitrator) designated by the American Arbitration Association (the ("AAA"), in accordance with the terms of the Commercial Arbitration Rules of the AAA, and, to the maximum extent applicable, the United States Arbitration Act (Title 9 of the United States Code), or if such Act is not applicable, any substantially equivalent state law. The parties further agree that they will share the expense of the arbitration proceedings equally. Notwithstanding anything herein to the contrary, either party may proceed to a court of competent jurisdiction to obtain injunctive relief at any time.


        (H) Media Releases. ABTAC and GECAFS may utilize media releases to publicize their business relationship only with the prior approval of the other party which will not be unreasonably withheld. ABTAC and GECAFS will not use any trade name, service mark or any other information which identifies the other in sales, marketing and publicity materials without obtaining the prior written approval of the other.

        (I) Governing Law. The Agreement will be governed by and construed in accordance with the laws of the State of California, without regard to conflicts of law principles.

        IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized officer on the date first above written.

GENERAL ELECTRIC CAPITAL AUTO FINANCIAL SERVICES, INC.


By: [SIG]
    ------------------------------------
Its: Managing Dir. N.A.
     -----------------------------------

AUTO-BY-TEL ACCEPTANCE CORPORATION

By: [SIG]
    ------------------------------------
Its: Chief Operating Officer
     -----------------------------------

AUTO-BY-TEL CORPORATION, as Guarantor


By: [SIG]
    ------------------------------------
Its: Vice President/GC
     -----------------------------------

[GE LOGO]       GE Capital                                            EXHIBIT A
                Consumer Application
------------------------------------

INSTRUCTIONS: Please Use Black Ink To Complete Application. You may apply for credit individually or jointly. Please indicate whether you are applying: [ ] Individually or [ ] Jointly

Please indicate whether the vehicle will be used primarily for: [ ] Personal or Family Purposes or
[ ] Business, Commercial or Agricultural Purposes

Boxes A and C below are to be completed by the Applicant.

If this is a joint application, the Joint Applicant should complete Box B. If this is not a joint application, Box B should be completed  with information about the Applicant's spouse if: (1) the Applicant is relying on the spouse's income as a repayment source for the credit requested or (2) the Applicant resides in a community property state or is relying on property as a repayment source which is located in a community property state (that is, Arizona, California, Idaho, Louisiana, Nevada, New Mexico, Texas,
Washington, or Wisconsin).

When completing Boxes A and B please note that alimony, child support, or separate maintenance income need not be revealed if you do not wish it considered a repayment source.

If you reside in a community property state, please indicate whether you are:

Applicant        [ ] Married  [ ] Separated  [ ] Unmarried (includes single, divorced, or widowed)
Joint Applicant  [ ] Married  [ ] Separated  [ ] Unmarried (includes single, divorced, or widowed)

If you are married and reside in a community property state, unless otherwise indicated on this application it will be presumed that all stated income and assets are community property, all stated debts and obligations are liabilities of the community property, and this request for credit is made in the interest of your marriage or family.

VEHICLE INFORMATION

Type of Contract:
[ ] Retail Installment  [ ] "Flexible Loan"  [ ] Long Term Lease  [ ] Lease Assumption #                 Dealership Name
-----------------------------------------------------------------------------------------------------------------------------------
Dealer Phone      Contact             Yr.    Make                 []New   Model     Mileage
                                                                  []Used
                                                                  []Demo
-----------------------------------------------------------------------------------------------------------------------------------
LEASE INFORMATION                   Cap              MSRP           Term                        Mo. Payment

-----------------------------------------------------------------------------------------------------------------------------------
RETAIL INSTALLMENT INFORMATION      Amount Financed      Invoice        Dlr. Installed Options        Credit Ins.        MBP
                                    $                    $              $                             $                  $
-----------------------------------------------------------------------------------------------------------------------------------
Fax       Other Charges     Cash Down Payment $    Yr.   Make    Model     Residual "Flexible Loan" Only   Term      Mo. Payment

$         $                 Trade In $
-----------------------------------------------------------------------------------------------------------------------------------
A. INFORMATION REGARDING APPLICANT:
-----------------------------------------------------------------------------------------------------------------------------------
Full Name                       Date of Birth   Social Security Number         Ages of Dependents          Home Phone
                                                      -     -                                              [    ]
-----------------------------------------------------------------------------------------------------------------------------------
Current Address   Street                City            State   County         Zip Code   How Long?            # Yrs. in Community
                                                                                          Yrs.    Mos.
-----------------------------------------------------------------------------------------------------------------------------------
Previous Address (Min. 5 yr. history - use addt'l sheets if necessary)      Zip Code    How Long?          Business Phone
                                                                                        Yrs.    Mos.       [    ]
-----------------------------------------------------------------------------------------------------------------------------------
Employer Name                   Business Address                                        How Long?          Occupation
                                                                                        Yrs.    Mos.
-----------------------------------------------------------------------------------------------------------------------------------
Self Employed  Nature of Business  Gross Monthly Income  Source of Other Income                        Amount   Total Gross Monthly
[ ]Yes [ ]No                       $                     (Alimony, Child Support Maintenance Optional) $        Income $
-----------------------------------------------------------------------------------------------------------------------------------
Previous Employer Name, City, State                                     Phone           How Long?          Occupation
                                                                        [    ]          Yrs.    Mos.
-----------------------------------------------------------------------------------------------------------------------------------
Nearest Relative Not Living With You (Full Address)                             Phone                      Relationship
                                                                                [    ]
-----------------------------------------------------------------------------------------------------------------------------------
Personal Reference (Full Address)                                                                          Phone
                                                                                                           [    ]
-----------------------------------------------------------------------------------------------------------------------------------
B. INFORMATION REGARDING JOINT APPLICANT, SPOUSE OR OTHER PERSONS:
-----------------------------------------------------------------------------------------------------------------------------------
Full Name                                Relationship to the Applicant (if any)        Date of Birth     Social Security Number

-----------------------------------------------------------------------------------------------------------------------------------
Current Address (if different than applicant)   Street               City         State   Zip Code    How Long?     Occupation
                                                                                                      Yrs.    Mos.
-----------------------------------------------------------------------------------------------------------------------------------
Employer Name                   Business Address                                                      How Long?     Business Phone
                                                                                                      Yrs.    Mos.  [    ]
-----------------------------------------------------------------------------------------------------------------------------------
Self Employed  Nature of Business  Total Gross Monthly   Source of Other Income                        Amount   Total Gross Monthly
[ ]Yes [ ]No                       Income $              (Alimony, Child Support Maintenance Optional) $        Income $
-----------------------------------------------------------------------------------------------------------------------------------
Previous Employer Name, City, State                                     Phone           How Long?          Occupation
                                                                        [    ]          Yrs.    Mos.
-----------------------------------------------------------------------------------------------------------------------------------
C. FINANCIAL INFORMATION - ALL LOANS, LEASES AND OTHER OBLIGATIONS (INCLUDING ALIMONY, CHILD SUPPORT, MAINTENANCE)
-----------------------------------------------------------------------------------------------------------------------------------
Residence         Lienholder or Landlord Name               Account No.           Original Balance    Balance Owing    Mo. Payment
[ ]Buying or Own
[ ]Rent           -----------------------------------------------------------------------------------------------------------------
[ ]With Parents Address                                                           $                   $                $

-----------------------------------------------------------------------------------------------------------------------------------
Name and Account No.                    Address                                   $                   $                $

-----------------------------------------------------------------------------------------------------------------------------------
Name and Account No.                    Address                                   $                   $                $

-----------------------------------------------------------------------------------------------------------------------------------
Previous Vehicle Was   Name of Lessor or Financing Creditor   Branch No.  City, State     Account No.   Original Balance   [ ]Open
[ ]Leased [ ]Purchased                                                                                                     [ ]Paid
                                                                                                                           [ ]Trade
-----------------------------------------------------------------------------------------------------------------------------------
  Checking       Name                   Branch                  Phone                 Account No.                Balance
                                                                [    ]                                           $
-----------------------------------------------------------------------------------------------------------------------------------
  Saving/        Name                   Branch                  Phone                 Account No.                Balance
  Money Mkt.                                                    [    ]                                           $
-----------------------------------------------------------------------------------------------------------------------------------
Have You Ever Obtained Credit  [ ] Yes (List Name & Address)                        Have You Ever           No
Under A Different Name?        [ ] No                                               Filed Bankruptcy        Yes - Date_____________
-----------------------------------------------------------------------------------------------------------------------------------
The following driver information is not required if application is being made for retail installment credit or "Flexible Loan"
credit.
-----------------------------------------------------------------------------------------------------------------------------------
LIST ALL OPERATORS IN ORDER OF MOST FREQUENT USE:
-----------------------------------------------------------------------------------------------------------------------------------
                                        % of Vehicle Use      Birth Date      Operator's License Number     State    Years Licensed
                                                            Mo.  Day   Yr.

-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
Garaging Address              Number & Street                       City               State     Zip          Phone Number
If Other Than Residence                                                                                       [    ]
-----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Description                       Length    Type (Alpha/Num)       Required
--------------------------------------------------------------------------------
Applicants
--------------------------------------------------------------------------------
Primary First Name*               10                 A                 Y
" Middle Initial*                 1                  A          Y(space if n/a)
" Last Name*                      15(*12)            A                 Y
" Date of Birth*                  6                  N                 Y
" Social Security No.*            9                  N                 Y
" # of Dependents                 2                  N                 Y
` Telephone Number                10                 N                 Y
" Current Address*                19                 A/N               Y
" Current City*                   12(*13)            A                 Y
" Current State*                  2                  A                 Y
" Current Zip Code*               5                  N                 Y
" Current Time at Addr.*          2                  N                 Y
" Previous Address                19                 A/N               Y -e)
" Previous City                   12                 A                 Y -e)
" Previous State                  2                  A                 Y -e)
" Previous Zip Code               5                  N                 Y -e)
" Previous Time at Addr.          2                  N                 Y -e)
" Employer Name*                  20                 A/N               Y(*N)
" Employment Time*                2                  N                 Y(*N)
" Occupation Code                 2                  N                 Y
" Occupation Description*         20(*15)            A                 Y(*N)
" Self-Employed Flag*             1                  A              Y -f)(*N)
" Employer Telephone # *          10                 N                 Y
" Employer Address*               20                 A/N               Y
" Employer City*                  13                 A                 Y
" Employer State*                 2                  A                 Y
" Employer Zip Code*              5                  N                 Y
" Gross Income*                   6                  N                 Y(*N)
" Gross Income Flag (A,M,W,B)*    1                  A                 Y -g)
" Other Income*                   6                  N             Y(0 if n/a)
" Other Income Flag*              1                  A                 Y -g)
" Other Income Source*            13                 A          Y(spaces if n/a)
" Previous Employer*              20                 A          Y(spaces if n/a)
" Previous Employer Phone*        9                  N          Y(spaces if n/a)
" Previous Employer Time*         2                  N          Y(spaces if n/a)
" Prev. Employer Occupation*      15                 A          Y(spaces if n/a)

--------------------------------------------------------------------------------
* Denotes Same Specifications for Joint Applicant

--------------------------------------------------------------------------------
Description                       Length    Type (Alpha/Num)       Required
--------------------------------------------------------------------------------
Collateral
--------------------------------------------------------------------------------
New, Used, Demo (N/U/D)           1                  A                  Y
Use (Personal, Business)          1                  A                  Y
Product (Retail, Flex, Lease)     1                  A                  Y
Received Date                     6                  N                  Y -a)
Received Time                     4                  N                  Y
Dealer Number                     5                  N                  Y
Dealer Name                       20                 A/N                Y -b)
Dealer Telephone Number           10                 N                  Y -b)
Dealer Contact                    11                 A                  Y
Vehicle Year                      2                  N                  Y
Vehicle Make                      4                  A                  Y
Joint Venture Flag (JV)           1                  A                  Y -c)
Model Code                        2                  N                  Y
Cap Cost                          6                  N                  Y
Invoice (MSRP)                    6                  N                  Y
Down Payment                      5                  N                  Y
Trade-In Amount                   6                  N                  Y
Term                              2                  N                  Y
Monthly Lease Payment             4                  N                  Y
Guar/CoSgn (G/C/N)                1                  N                  Y -c)
For                               20                 A/N                Y -d)

--------------------------------------------------------------------------------

(a-  Cannot Be A Saturday or Sunday (subject to change????)
(b- Automatically Generated From Look-Up Table Based On GECAL Dealer Number (c- Default to "N"
(d-  Required If Guar/CoSgn Field Is "C" or "G"


Description                        Length     Type (Alpha/Num)    Required
--------------------------------------------------------------------------------

Applicants continued

Joint - Relationship                 7               A         Y (spaces if n/a)

Residence (O, R, L, M)               1               A                Y

Landlord/Lien holder                20               A/N       Y (spaces if n/a)

Mortgage/Rent Amount                 5               N                Y

Previous Vehicle
  (Lease, Purch., None)              1               A                Y

Previous Vehicle Creditor           15               A         Y (spaces if n/a)

Driver Info (Lines 1 and 2)

Driver (Primary, Joint, Other)       1               A                Y

Percentage Use                       3               N                Y -h)

--------------------------------------------------------------------------------

(e-  Required If Current Address Is 0 or 1 year.

(f-  Default to "N"

(g-  Required If Income Is Input

(h-  Sum of Lines 1 and 2 Must Equal 100%

                                   Exhibit B

                                  [FLOW CHART]


GECAL - AFS / ABT
  Process Flow


      As Of
    01/28/97

                                    EXHIBIT C

                                       to

                      Financing Inquiry Referral Agreement.
                      dated as of February 1, 1997, between
             General Electric Capital Auto Financial Services, Inc.
                     and Auto-By-Tel Acceptance Corporation
              and Auto-By-Tel, Inc., as Guarantor (the "Agreement")

                              INFORMATION STANDARDS

- GECAL will either provide ABT or make available to ABT its unique code sets on a periodic basis as deemed necessary, including

        -   Street rates
        -   Residuals
        -   Makes
        -   Models
        -   Dealer Information (i.e. ID, name, location)
        -   Occupation Codes
        -   others as required

- ABT will send all transactions to GECAL in the predefined format utilizing the GECAL code sets

- Conditional data edits (i.e. if field A = 1, then field B must = 2) will be incorporated into the online credit application by ABT. These edits will be provided to ABT from GECAL as the detailed design tasks are completed.

- The ABT lease calculator will utilize GECAL rates and residuals, but will also include a disclaimer to the consumer that the amounts shown (i.e. monthly payment) are estimates only.

- The Competitive Analysis query originated by ABT and sent to the GECAL competitive matrix will be based off of GECAL makes, models and body styles

The specifics of these requirements are subject to change as the detailed design and implementation of the various system components are finalized. Both ABT and GECAL agree in good faith to implement these and any other requirements as they are encountered.